UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2005

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(Registrant’s telephone number, including area code)

(510) 668-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 20, 2005, Exar Corporation (“Exar”) filed a Form 8-K, under Item 2.01, to report the completion of its purchase of certain assets from Infineon Technologies North America Corp. (which is a subsidiary of Infineon Technologies AG). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Exar stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. Exar hereby amends its Form 8-K filed on April 20, 2005 in order to provide the required financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

1. The Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries interim unaudited combined balance sheets as of March 31, 2005 and 2004 and the related combined statements of operations, combined statements of business equity and combined statements of cash flows for the six months ended March 31, 2005 and 2004 and the notes to the combined financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference.

2. The Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries audited combined balance sheets as of September 30, 2004 and 2003 and the related combined statements of operations, combined statements of business equity (deficit) and combined statements of cash flows for the years ended September 30, 2004, 2003 and 2002 and the notes to the combined financial statements together with the report thereon of KPMG LLP are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Exar as of March 31, 2005 and the related unaudited pro forma condensed combined statement of operations for the year ended March 31, 2005 and the notes to the combined financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP

99.1	Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries interim unaudited combined financial statements as of March 31, 2005 and 2004 and for the six months ended March 31, 2005 and 2004

99.2	Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries audited financial statements as of September 30, 2004 and 2003 and for the three years ended September 30, 2004, 2003 and 2002

99.3	Unaudited Pro Forma Condensed Combined Financial Information

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ RONALD W. GUIRE	Date: June 28, 2005
Ronald W. Guire
Executive Vice President, Chief Financial Officer, Assistant Secretary and Director
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP

99.1	Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries interim unaudited combined financial statements as of March 31, 2005 and 2004 and for the six months ended March 31, 2005 and 2004

99.2	Carveout Optical Networking Business of Infineon Technologies AG and Subsidiaries audited financial statements as of September 30, 2004 and 2003 and for the three years ended September 30, 2004, 2003 and 2002

99.3	Unaudited Pro Forma Condensed Combined Financial Information